UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2025

Bluerock Homes Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Third Avenue, 40th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Securities for Services

Base Management Fee

As previously disclosed in the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 6, 2022 by Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”), on October 5, 2022, the Company entered into a Management Agreement (as amended by that certain Amendment to Management Agreement dated January 10, 2023 and that certain Second Amendment to Management Agreement dated February 28, 2025, the “Management Agreement”) with its operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), and its external manager, Bluerock Homes Manager, LLC, a Delaware limited liability company (the “Manager”), pursuant to which the Manager administers the business activities and day-to-day operations of the Company. The Management Agreement provides for the quarterly payment of a base management fee to the Manager (the “Base Management Fee”) to compensate the Manager for advisory services and certain general management services rendered thereunder, the calculation of which is reviewed by the Company’s board of directors (the “Board”), and which is payable in cash, except as may otherwise be specified by written agreement of the Company and the Manager with respect to payment of all or any portion thereof in long-term incentive plan units of the Operating Partnership (“C-LTIP Units”), at the election of the Board.

The Board, including its independent directors, having reviewed the calculation of the Base Management Fee for the three months ended September 30, 2025 (“Q3 2025”) as provided by the Manager, authorized and approved payment of a portion of the quarterly installment of the Base Management Fee for Q3 2025 in C-LTIP Units, in a number of C-LTIP Units equal to (i) the dollar amount of the portion of the quarterly installment of the Base Management Fee payable in such C-LTIP Units (calculated by the Manager as $210,000), divided by (ii) the average of the closing prices of the Company’s Class A common stock, $0.01 par value per share (the “Class A Common Stock”), on the NYSE American on the five business days prior to the date of issuance (the “Q3 Base Management Fee C-LTIP Units”), with the remainder of the Base Management Fee for Q3 2025 payable in cash.

As permitted under the Management Agreement, by mutual agreement of the Manager and its affiliate, Bluerock Real Estate Holdings, LLC (“BREH”), the executive management team of the Manager is employed and compensated by BREH, and payroll-related expenses incurred by BREH in connection therewith are reimbursed by the Manager to BREH. On December 31, 2024, in order to reduce the Manager’s cash expenditures and further align the respective interests of each of (i) R. Ramin Kamfar (“Mr. Kamfar”), in his capacity as Chief Executive Officer of the Manager, and (ii) Jordan Ruddy (“Mr. Ruddy”), in his capacity as President of the Manager, with those of the Company’s stockholders, each of Mr. Kamfar and Mr. Ruddy formally elected and agreed to receive a portion of their respective base salaries payable by BREH for services provided to the Manager for fiscal year 2025 in the form of C-LTIP Units rather than in cash, with the remainder payable by BREH in cash (the “Salary Elections”). By mutual written agreement of the Manager and the Company, in keeping with the Salary Elections and in partial satisfaction of the Company’s Base Management Fee obligation to the Manager for Q3 2025, each of the Manager and BREH directed the Company that (a) a portion of the Q3 Base Management Fee C-LTIP Units, valued at $150,000, should instead be issued directly to Mr. Kamfar in satisfaction of the Manager’s reimbursement obligation to BREH for payroll-related expenses in connection with the payment of 80.0% of Mr. Kamfar’s base salary for Q3 2025 for services provided to the Manager in his capacity as Chief Executive Officer thereof, and (b) a portion of the Q3 Base Management Fee C-LTIP Units, valued at $60,000, should instead be issued directly to Mr. Ruddy in satisfaction of the Manager’s reimbursement obligation to BREH for payroll-related expenses in connection with the payment of 80.0% of Mr. Ruddy’s base salary for Q3 2025 for services provided to the Manager in his capacity as President thereof (such directive by the Manager and BREH, the “Q3 Directive”). The Board, including its independent directors, authorized and approved such issuances in keeping with the Q3 Directive.

On November 11, 2025 (the “Issuance Date”), the Manager calculated, as set forth in the Management Agreement, that an aggregate of 22,332 Q3 Base Management Fee C-LTIP Units would be issuable to the Manager in partial payment of the Base Management Fee, and in keeping with the Q3 Directive, the Company caused the Operating Partnership to issue (i) 15,951 of the Q3 Base Management Fee C-LTIP Units to Mr. Kamfar in satisfaction of the Manager’s reimbursement obligation to BREH for 80.0% of Mr. Kamfar’s base salary for Q3 2025 for services provided to the Manager in his capacity as Chief Executive Officer thereof, and (ii) 6,381 of the Q3 Base Management Fee C-LTIP Units to Mr. Ruddy in satisfaction of the Manager’s reimbursement obligation to BREH for 80.0% of Mr. Ruddy’s base salary for Q3 2025 for services provided to the Manager in his capacity as President thereof.

The Board, including its independent directors, authorized the Company, as the General Partner of the Operating Partnership, to cause the Operating Partnership to issue the Q3 Base Management Fee C-LTIP Units to Messrs. Kamfar and Ruddy in the respective amounts set forth above in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D. Each of Messrs. Kamfar and Ruddy has a substantive, pre-existing relationship with the Company and is an “accredited investor” as defined in Regulation D.

The Q3 Base Management Fee C-LTIP Units were fully vested upon issuance, and may convert to units of limited partnership interest in the Operating Partnership (“OP Units”) upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the Q3 Base Management Fee C-LTIP Units were held), settled in shares of the Company’s Class A Common Stock. Each of Messrs. Kamfar and Ruddy will be entitled to receive “distribution equivalents” with respect to their respective Q3 Base Management Fee C-LTIP Units at the time distributions are paid to the holders of the Company’s Class A Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

Date: November 12, 2025	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer